UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ☐ Definitive Proxy Statement
☒ Definitive Additional Materials
 ☐ Soliciting Material under §240.14a-12

LOOP INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
 ☐ Fee paid previously with preliminary materials.
 ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Loop Industries, Inc.
480 Fernand-Poitras
Terrebonne, Québec, Canada, J6Y 1Y4
AMENDED NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS
Dear Stockholders:
Subsequent to the filing and mailing of the proxy statement for the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), the Board of Directors of Loop Industries, Inc. appointed Jeffrey R. Geygan as a director, effective June 22, 2026, and determined to present Mr. Geygan as an additional nominee for election as a director at the 2026 Annual Meeting. Accordingly, this amended notice and the accompanying Proxy Statement Supplement (the “Supplement”) amend and supplement the proxy statement to add the election of Mr. Geygan as a separate voting matter, Proposal Five, and an amended proxy card or voting instruction form is being provided to allow stockholders to vote on Proposal Five.
The format of our 2026 Annual Meeting will be a virtual-only meeting on July 23, 2026 at 10:00 a.m. ET, for the purpose of considering and acting upon the following proposals:
(1) To elect the five nominees for director named in the Proxy Statement to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;
(2) To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2027;
(3) To hold an advisory vote to approve executive compensation;
(4) To amend the 2017 Equity Incentive Plan to increase the share reserve;
(5) To elect Jeffrey R. Geygan as a director to hold office until the next annual meeting of stockholders or until his successor has been elected and qualified;
(6) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.
Stockholders will not be able to attend the 2026 Annual Meeting physically in person. The virtual meeting and live audio webcast can be accessed at www.virtualshareholdermeeting.com/LOOP2026.
To vote or submit questions during the virtual meeting, stockholders must enter the 16-digit control number included on the proxy card, voting instruction form, notice or email that they previously received. Online access to the audio webcast will open shortly prior to the start of the 2026 Annual Meeting. Guests without a control number may also attend the meeting but will not have the option to vote shares or ask questions.
All stockholders, whether or not planning to attend the 2026 Annual Meeting, are encouraged to vote promptly in advance of the meeting by using one of the methods described in the Proxy Statement and the enclosed Supplement. An amended proxy card is enclosed for your use. We ask that you carefully review, complete, sign, date and return the amended proxy card or vote by Internet according to the instructions included on the amended proxy card. The Company’s receipt of your new proxy card or voting instruction form will revoke and supersede any proxy or voting instruction previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instruction will be voted at the 2026 Annual Meeting with respect to all other proposals, but will not be counted in determining the outcome of Proposal Five, the election of Mr. Geygan to the Board.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
The Board of Directors has fixed the close of business on May 26, 2026 as the record date for determination of stockholders entitled to receive notice of, and to vote at, the 2026 Annual Meeting and at any postponements or adjournments thereof. A list of stockholders entitled to vote at the 2026 Annual Meeting will be available at the meeting being held via live webcast and for ten days prior to the 2026 Annual Meeting.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to all of our stockholders of record, which notice provides information about how to access our Annual Report on Form 10-K for the fiscal year ended February 28, 2026, our proxy statement, our proxy card, and any amendments and supplements thereto, online. This notice also explains how you may request to receive a paper or email copy of the proxy materials. If your shares are held in “street name,” your bank or brokerage firm will provide the notice. These documents may also be accessed on the Broadridge Financial hosted site www.proxyvote.com.
Please refer to the Proxy Statement and the enclosed Supplement, which form a part of this amended notice and are incorporated herein by reference, for further information with respect to the business to be transacted at the 2026 Annual Meeting. Except as supplemented or amended by the information contained in the Supplement, all information set forth in the Proxy Statement remains unchanged.
By Order of the Board of Directors,
(s) Spencer Hart
Spencer Hart
Chief Financial Officer
Terrebonne, Québec

LOOP INDUSTRIES, INC.
480 Fernand-Poitras Terrebonne, Québec, Canada, J6Y 1Y4
SUPPLEMENT TO THE PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On July 23, 2026
On June 9, 2026, Loop Industries, Inc. (the “Company”) filed its definitive proxy statement (the “Proxy Statement”) relating to its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) with the Securities and Exchange Commission, and made the Proxy Statement available to stockholders on or about that same day. Subsequent to that date, the Company’s Board of Directors (the “Board”) has appointed Jeffrey R. Geygan as a director and has nominated him for election at the 2026 Annual Meeting. In connection with the appointment, the Board increased the authorized number of directors of the Company.
This Proxy Statement Supplement (the “Supplement”), dated June 22, 2026, is being made available to stockholders of the Company on or about June 22, 2026, in connection with the solicitation of proxies by the Board for the 2026 Annual Meeting. This Supplement, which adds to and amends the Proxy Statement, includes a new proposal to elect an additional director to the Board and includes an amended notice and proxy card.
New Proposal Five — Election of Jeffrey R. Geygan. Proposal Five, which was added to the agenda for the 2026 Annual Meeting, proposes that Mr. Geygan be elected at the 2026 Annual Meeting to serve until the next annual meeting of stockholders or until his successor has been elected and qualified, or if earlier, his death, resignation, retirement, disqualification or removal.
The amended proxy card or voting instruction form enclosed with this Supplement differs from the proxy card or voting instruction form previously furnished to you with the Proxy Statement dated June 9, 2026. The enclosed proxy card or voting instruction form includes the election of the additional director nominee as a new Proposal Five. If you have already voted, we encourage you to resubmit your vote on all five proposals by submitting the amended proxy card or voting instruction form enclosed with this Supplement or by submitting a proxy by Internet by following the procedures on your amended proxy card or voting instruction form. However, if you return, or have returned, an original proxy card or voting instruction form, your proxy will still remain valid for all of the other proposals and director nominees except Mr. Geygan because he is not listed as a nominee on the original proxy card or voting instruction form, and will be voted at the 2026 Annual Meeting unless revoked. PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD OR VOTING INSTRUCTION FORM, IT WILL REVOKE ALL PRIOR PROXY CARDS OR VOTING INSTRUCTION FORMS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD OR VOTING INSTRUCTION FORM.
Except for the new Proposal Five and the amended notice and proxy card, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement, which contains important additional information.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 23, 2026
Our proxy materials, including the amended Notice of the 2026 Annual Meeting of Stockholders, the Proxy Statement, this Supplement, the amended proxy card and the Annual Report on Form 10-K for the fiscal year ended February 28, 2026, are available at www.proxyvote.com. Your vote is very important. For specific instructions on how to vote your shares, please review the instructions on your proxy card.

PROPOSAL FIVE:
ELECTION OF JEFFREY R. GEYGAN AS A DIRECTOR
The Board has nominated Jeffrey R. Geygan for election as a director at the 2026 Annual Meeting. The Board proposes that Mr. Geygan be elected at the 2026 Annual Meeting to serve until the next annual meeting of stockholders or until his successor has been elected and qualified, or if earlier, his death, resignation, retirement, disqualification or removal. Immediately prior to the 2026 Annual Meeting, Daniel Solomita is also expected to be elected to the Board upon the affirmative vote of the sole holder of the Company’s Series A Preferred Stock, resulting in a total of seven directors.
The following is a brief biography of Mr. Geygan, and a discussion of the specific experience, qualifications, attributes or skills that led the Board to consider him as a nominee for director.
Jeffrey R. Geygan, 61, is an accomplished corporate leader with extensive executive and board experience. He currently serves as Interim Chief Executive Officer of Rocky Mountain Chocolate Factory, Inc. (Nasdaq: RMCF), a role he has held since May 2024. Mr. Geygan has been a Director of RMCF since August 2021 and was Chairman of the Board of RMCF from June 2022 to May 2024. He also served on the Board of Directors of Climb Global Solutions, Inc. (Nasdaq: CLMB) from February 2018 until February 2025, where he was Chairman from May 2018 to February 2025. From its founding in August 2007 through May 2024, Mr. Geygan was the Chief Executive Officer and President of Global Value Investment Corporation (“GVIC”), an investment research and advisory firm he founded; he continues to serve as Chairman of GVIC’s Board. Earlier in his career, he held senior roles in the financial services industry as a Senior Portfolio Manager with UBS Financial Services and Salomon Smith Barney, Inc. Mr. Geygan’s background also includes academic involvement, having taught undergraduate and graduate-level courses at IE University in Madrid, at the University of Wisconsin – Milwaukee’s Lubar School of Business, and at the College of Charleston. He serves on the Advisory Board of the University of Wisconsin – Madison Department of Economics. Mr. Geygan earned his Bachelor of Arts degree in Economics from the University of Wisconsin – Madison. The Board believes that Mr. Geygan’s extensive public company board and executive experience, combined with his deep background in investment management and capital markets, qualifies him to serve on the Board.
There are no family relationships between Mr. Geygan and any of the Company’s directors or executive officers. Mr. Geygan is a director and the controlling person of Global Value Investment Corporation, which, together with the other reporting persons named in a Schedule 13D filed with the SEC on April 10, 2026, reported beneficial ownership of approximately 5.85% of the Company’s outstanding common stock. There is no investor rights agreement, nomination agreement or other arrangement between the Company and Global Value Investment Corporation or Mr. Geygan pursuant to which Mr. Geygan was selected as a director nominee.
Independence
The Board has determined that Mr. Geygan is an “independent director” within the meaning of Rule 5605(a)(2) of the listing rules of The Nasdaq Stock Market LLC.
Stock Ownership
As of May 26, 2026, the date of the security ownership information disclosed for each of our directors and named executive officers in the section titled “Security Ownership of Certain Beneficial Owners and Management” in the Proxy Statement, Mr. Geygan’s beneficial ownership of the Company’s common stock is as below:

Name and Address of Beneficial Owner	Shares of Common Stock (#)	Percent of Common Stock (%)	Shares of Series A Preferred Stock (#)	Percent of Series A Preferred Stock (%)	Shares of Series B Convertible Preferred Stock (#)	Percent of Series B Convertible Preferred Stock (%)	Combined Voting Power Beneficially Owned (%)
Jeffrey R. Geygan (1)	3,217,684	6.6	—	—	—	—	2.7

(1)
Includes (i) 93,530 shares of common stock held directly by Mr. Geygan; (ii) 5,730 shares of common stock held by Global Value Investment Corporation (“GVIC”) in its corporate capacity; (iii) 14,885 shares of common stock held directly by James P. Geygan; (iv) 12,365 shares of common stock held directly by Stacy A. Wilke; (v) 9,495 shares of common stock held directly by Kathleen M. Geygan; (vi) 23,265 shares of common stock held directly by Shawn G. Rice; and (vii) 3,058,414 shares of common stock held in managed client accounts for which GVIC serves as investment adviser (the “Accounts”). Mr. Geygan is a director and the controlling person of GVIC, which serves as investment adviser to the Accounts. As a result of his control of GVIC, Mr. Geygan may be deemed to share voting and dispositive power over all shares beneficially owned by GVIC, including shares held in the Accounts and shares held by GVIC’s officers and directors, and therefore may be deemed to beneficially own all 3,217,684 shares reported herein. Mr. Geygan disclaims beneficial ownership of all shares other than the 93,530 shares held directly by him, and this filing shall not be deemed an admission that he is the beneficial owner of such shares for any other purpose.
Vote Required
The affirmative vote of a plurality of the voting power of the shares present in person or represented by proxy at the 2026 Annual Meeting and entitled to vote on the election of directors is required to elect Mr. Geygan. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the election of Mr. Geygan. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF JEFFREY R. GEYGAN AS A DIRECTOR.

VOTING AND REVOCABILITY OF PROXIES
Please vote as soon as possible using the amended proxy card or voting instruction form enclosed with this Supplement, which includes new Proposal Five — the election of Mr. Geygan as a director. If you have already voted, you are not required to vote again. If you would like to vote for the election of Mr. Geygan, however, you must vote again using the amended proxy card or voting instruction form.
If you return, or have already returned, an original proxy card or voting instruction form, then the votes indicated on such original proxy card or voting instruction form will remain valid for each of the proposals and director nominee elections other than Proposal Five and will be voted at the 2026 Annual Meeting unless revoked. Please note that the submission of a new proxy card will revoke all prior proxy cards or voting instruction forms submitted, so it is important to indicate your vote for each proposal on any new proxy card, including those included on the amended proxy card, the original proxy card or any previously submitted proxy card or voting instruction form.
If the amended proxy card or original proxy card or voting instruction form is properly signed, dated and returned and is not revoked, the proxy will be voted at the 2026 Annual Meeting in accordance with your instructions indicated on the proxy card. If no instructions are given on how to vote your shares, your proxy will be voted in accordance with the Board’s recommendations on the proposals included on such proxy card or voting instruction form.
You may revoke your proxy and change your vote at any time before your vote is due, including the final vote at the 2026 Annual Meeting, by (i) filing with the Secretary of the Company a signed written statement revoking your proxy, (ii) submitting an executed proxy bearing a date later than that of the proxy being revoked, or (iii) attending the 2026 Annual Meeting via live webcast and electing to vote during the meeting. Attendance at the 2026 Annual Meeting will not automatically revoke your proxy unless you vote at the 2026 Annual Meeting or specifically request in writing that your prior proxy be revoked.
Mr. Geygan has agreed to be named in this Supplement and to serve as a director, if elected. Our management has no reason to believe that Mr. Geygan will be unable to serve. If Mr. Geygan becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for Mr. Geygan will instead be voted for the election of a substitute nominee that the Board will propose.
OTHER MATTERS
Other than as set forth above, no items presented in the Proxy Statement are affected by this Supplement, and you should carefully review the Proxy Statement prior to voting your shares. The Board is not aware of any matters that are expected to come before the 2026 Annual Meeting other than those referred to in this Supplement and the Proxy Statement. If any other business is properly brought before the 2026 Annual Meeting, shares subject to proxies will be voted, to the extent permitted by the rules and regulations of the Securities and Exchange Commission, in accordance with the discretion of the persons voting such proxies.

LOOP INDUSTRIES, INC.
480 FERNAND POITRAS
TERREBONNE, QUEBEC, CANADA, J6Y 1Y4
CANADA

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 07/22/2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LOOP2026**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 07/22/2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Laurent Auguste 02) Spencer Hart 03) Louise Sams 04) Laurence Sellyn 05) Jay Stubina

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	For	Against	Abstain
2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2027.	▢	▢	▢
3. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement.	▢	▢	▢
4. To amend the 2017 Equity Incentive Plan to increase the share reserve.	▢	▢	▢

	For	Withhold
5. To elect Jeffrey R. Geygan to serve as a member of the Board of Directors.	▢	▢

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000710956_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement, 10K Wrap are available at www.proxyvote.com

LOOP INDUSTRIES, INC.
Annual Meeting of Stockholders
July 23, 2026

This proxy is solicited by the Board of Directors of Loop Industries, Inc., a Nevada corporation (the "Company"). The undersigned stockholder of the Company hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated June 9, 2026, the Amended Notice of Annual Meeting of Stockholders and Proxy Statement Supplement, each dated June 22, 2026, and hereby appoints Daniel Solomita and Spencer Hart, and either of them, proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Loop Industries, Inc. to be held on July 23, 2026 at 10 a.m. EDT, via live webcast at www.virtualshareholdermeeting.com/LOOP2026, and to vote all shares of our Common Stock and Preferred Stock held of record by the undersigned on May 26, 2026, as hereinafter specified upon the proposals listed, and with discretionary authority upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000710956_2 R2.09.05.010